UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report:  June 19, 2019
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 19, 2019, Keith B. Pitts notified Tenet Healthcare Corporation (the “Company” and along with its subsidiaries, the “Tenet Group”) of his intention to retire as Vice Chairman of the Company. In connection with Mr. Pitts’s retirement, Tenet Business Services Corporation, a wholly owned subsidiary of the Company, entered into a Retirement, General Release, and Consulting Agreement with Mr. Pitts (the “Retirement Agreement”). The Retirement Agreement provides that Mr. Pitts’s last day of employment with the Tenet Group will be August 31, 2019 (the “Retirement Date”) and confirms that he will receive benefits consistent with a retirement on or after reaching age 62 under the Company’s annual bonus program, outstanding equity awards and other employee benefit and retirement plans, as further described in the Company’s 2019 Proxy Statement.

In addition, under the Retirement Agreement Mr. Pitts is entitled to a one-time cash payment of $2,000,000 to be paid on or about August 31, 2021 (the “Advisor Payment”), subject to Mr. Pitts making himself available as an advisor to the Company’s Chief Executive Officer as requested by the Chief Executive Officer following the Retirement Date for up to eight hours per week. Payment of the Advisor Payment is also subject to Mr. Pitts’s continued compliance with non-competition and non-solicitation covenants for two years from the Retirement Date, and ongoing confidentiality and non-disparagement provisions, as well as his execution and non-revocation of a release of claims in favor of the Company within 30 days following the Retirement Date.

The foregoing description of the Retirement Agreement is not complete and is qualified in its entirety by reference to the full text of the Retirement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference in this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

10.1	Retirement, General Release, and Consulting Agreement, dated as of June 19, 2019, by and between Tenet Business Services Corporation and Keith B. Pitts

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: June 21, 2019	By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Vice President, Assistant General Counsel and Corporate Secretary